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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS





The Board of Directors
Texas Eastern Products Pipeline Company, LLC

         We consent to the use of our reports included and incorporated by reference herein and the reference to our firm under the heading "Experts" in the prospectus.



                                         KPMG LLP

Houston, Texas
May 15, 2000